UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 11, 2014, Supernus issued a press release regarding its financial results for the quarter ending September 30, 2014.  A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, Supernus will host a conference call at 9:00 a.m. Eastern Time (6:00 a.m. Pacific Time) on Wednesday, November 12, 2014 to present the financial results.  A live webcast will be available at www.supernus.com.  The webcast will be archived on the Company’s website for 30 business days following the live call.  Callers should dial in approximately 10 minutes prior to the start of the call. The phone number to join the conference call is +1 (877) 288-1043 (U.S. and Canada) or +1 (970) 315-0267 (international and local). The access code for the live call is 26987068.

The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for Supernus’ ongoing obligations to disclose material information under the federal securities laws, Supernus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which Supernus competes, the forward-looking statements of Supernus contained in this Current Report on Form 8-K are also subject various risks and uncertainties, including those set forth in Item 1A, “Risk Factors,” in Supernus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which the Company filed on March 21, 2014.

Item 8.01                                           Other Events

On November 7, 2014, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) issued a press release announcing the issuance of a fourth patent by the United States Patent and Trademark Office covering Trokendi XR, its novel once-daily extended-release topiramate product. A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following document is furnished as an Exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1 — Press Release Dated November 11, 2014.

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.2 — Press Release Dated November 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: November 12, 2014	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated November 11, 2014.	Attached

99.2	Press Release Dated November 7, 2014.	Attached